THE PRUDENTIAL SERIES FUND
Jennison 20/20 Focus Portfolio

Supplement dated June 20, 2018 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust) and should be retained for future reference. The Jennison 20/20 Focus Portfolio (the Portfolio) discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s SAI.

The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by removing the information pertaining to the Portfolio, effective July 1, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSAISUP1